UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2015

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification Number)

CNB BANK

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2015, CNB Financial Corporation (the “Company”), CNB Bank (the “Bank”) and Lake National Bank entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which the Company will acquire Lake National Bank for $22.50 per share in cash, or approximately $24.75 million in the aggregate.

Under the terms of the Agreement, which has been approved by the boards of directors of each party thereto, Lake National Bank will be merged with and into the Bank with the Bank surviving (the “Merger”). Following the completion of the Merger, Lake National Bank will operate as part of the ERIEBANK division of CNB.

The Agreement contains customary representations and warranties of the parties. The Agreement also contains certain termination rights for both the Company and Lake National Bank, and further provides that, upon termination of the Agreement upon specified circumstances, Lake National Bank may be required to pay the Company a termination fee of $990,000.

Following the consummation of the Merger, Andrew Meinhold, currently President and Chief Executive Officer of Lake National Bank, will continue with CNB in its ERIEBANK division, Lance F. Osborne and Jerome T. Osborne III will be joining the Advisory Board of ERIEBANK, and Joseph T. Svete, Chairman of Lake National Bank, Richard T. Flenner, Jr., and Richard J. Kessler will begin the ERIEBANK OH Advisory Board of the ERIEBANK division of CNB.

Additionally, concurrently with entering into the Agreement, the Company entered into Voting Agreements with certain Lake National Bank shareholders pursuant to which such shareholders agreed to vote their Lake National Bank shares in favor of the Merger.

The transaction is subject to customary closing conditions, including the receipt of approval from the shareholders of Lake National Bank and regulatory approvals, and is expected to be completed in the third quarter of 2016.

The foregoing is not a complete description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A copy of the related press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company may use the investor presentation concerning the Merger furnished herewith in one or more meetings with investors and/or analysts. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is being furnished herewith pursuant to Item 7.01.

Important Additional Information

In connection with the proposed transaction, Lake National Bank will distribute a proxy statement to its shareholders in connection with a special meeting of shareholders to be called and held for the purposes of voting on approval of the transaction and related matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE PROPOSED TRANSACTION, LAKE NATIONAL’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ITS EXHIBITS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAKE NATIONAL AND THE PROPOSED TRANSACTION.

Copies of the proxy statement will be mailed to all shareholders prior to the special meeting. Shareholders and investors may obtain additional free copies of the proxy statement when it becomes available by directing a request by telephone or mail to Lake National Bank, 7402 Center Street, Mentor, OH 44060, Attention: Andrew L. Meinhold (telephone: 440-205-8100).

Participants in the Transactions

Lake National Bank and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Lake National Bank in connection with the special meeting of shareholders. Information about the directors and executive officers of Lake National Bank is set forth in the proxy statement for Lake National Bank’s 2015 annual meeting of shareholders. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement for the special meeting of shareholders when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. Readers should not place undue reliance on such forward-looking statements, which speak only as of the date made. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Lake National Bank to approve the merger agreement; (3) failure to obtain governmental approvals for the merger; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5) costs or difficulties related to the integration of the business following the proposed merger; (6) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize; (7) changes in general business, industry or economic conditions or competition; (8) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (9) adverse changes or conditions in the capital and financial markets; (10) changes in interest rates or credit availability; (11) the inability to realize expected cost savings or achieve other anticipated benefits in connection with the proposed merger; (12) changes in the quality or composition of loan and investment portfolios; (13) adequacy of loan loss reserves and changes in loan default and charge-off rates; (14) increased competition and its effect on pricing, spending, third-party relationships and revenues; (15) loss of certain key officers; (16) continued relationships with major customers; (17) deposit attrition, necessitating increased borrowings to fund loans and investments; (18) rapidly changing technology; (19) unanticipated regulatory or judicial proceedings and liabilities and other costs; (20) changes in the cost of funds, demand for loan products or demand for financial services; and (21) other economic, competitive, governmental or technological factors affecting operations, markets, products, services and prices.

The foregoing list should not be construed as exhaustive, and CNB Financial Corporation and Lake National Bank undertake no obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events or circumstances.

For additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements, please see filings by CNB Financial Corporation with the SEC, including CNB Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 29, 2015, by and among CNB Financial Corporation, CNB Bank and Lake National Bank.

99.1	Press release dated December 30, 2015.

99.2	Investor presentation dated December 30, 2015.

*	Schedules omitted. The Company will furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: December 30, 2015	By:	/s/ Joseph B. Bower, Jr.
Joseph B. Bower, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 29, 2015, by and among CNB Financial Corporation, CNB Bank and Lake National Bank.*

99.1	Press release dated December 30, 2015.

99.2	Investor Presentation dated December 30, 2015.

*	Schedules omitted. The Company will furnish supplementally a copy of any omitted schedule to the SEC upon request.